As filed with the Securities and Exchange Commission on August 8, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22428

Cushing Funds Trust

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

Cushing MLP Asset Management, LP

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Updated August 1, 2011

Item 1. Reports to Stockholders.

THE CUSHING® MLP PREMIER FUND

Semi-Annual Report

May 31, 2012

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

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The Cushing® MLP Premier Fund

Shareholder Letter

Dear Fellow Shareholders,

A surge of optimism helped fuel the broader market (as measured by the S&P 500 Index) and the master limited partnership (“MLP”) sector (as measured by the Cushing® 30 MLP Index), for the majority of the Fund’s six month fiscal period ended May 31, 2012. By the end of the period, however, that exuberance and good spirits gave way to concerns and apprehension about the potential impact of a Greece exit from the Eurozone, decelerating growth in Asia, falling oil and natural gas liquid (NGL) prices, and signs of uneven growth in the U.S. economy.

While valuation metrics for the MLP sector have become more reasonable after the market downturn during the month of May, we still see clear divergences within the space and stock picking remains critical. There continues to be patches of fundamental weakness. For example, low natural gas prices have wreaked havoc on select MLP subsectors, such as propane and coal. Besides the basic fundamental problem that there is simply too much production and supply, the dramatically warmer-than-normal winter exacerbated the problem. Further, even for those stocks that do not face these types of broader headwinds, investors have seemingly had little patience for holdings that face temporary operational issues or near-term distribution growth uncertainty.

Nevertheless, we continue to believe that there are tremendous opportunities for certain midstream MLPs (the “haves”), driven primarily by new shale gas and oil discoveries all across the U.S. The infrastructure build out of maturing shale plays (e.g. Eagle Ford, Granite Wash) is well under way, with a need for additional infrastructure and several MLPs already possessing a strong foothold. Areas of opportunity also include the developing shale plays (Bakken, Horizontal Permian and Marcellus) and the emerging shale plays (Utica, Mississippi Lime, Niobrara and Avalon). Simply put, there is an abundance of areas that require midstream infrastructure, and talk of new opportunities, like the Brown Dense and the Tuscaloosa Marine shale, is becoming more frequent.

Of course, as MLP investors, what we ultimately care about is how all of this development translates into cash flow and distribution growth. Several large-cap diversified MLPs with sizable asset footprints have continued to capitalize on infrastructure needs and increasing their distribution growth rates. To illustrate, the following MLPs announced projected acceleration of their distribution growth targets:

•	Enterprise Products Partners, L.P. management announced that the company is evaluating a potential increase in distribution growth from 5-6% over the past few years.

•	Kinder Morgan Energy Partners, L.P. projected distribution growth of 7% annually for the next several years, up from a prior target of 5%.

•	Magellan Midstream Partners, L.P. increased its 2012 distribution growth guidance to 9% from 7% previously and projects 2013 distribution growth of 8-10%.

•	ONEOK Partners, L.P.’s projected distribution growth for 2012 is 14% (versus 11% forecasted in September of 2011), with increases projected to 15%-20% annually in 2013/2014.

•	Plains All American Pipeline, L.P. projected distribution growth of 8%-9% in 2012 versus a prior range of 5%-7%.

•

Williams Partners, L.P. projects to deliver approximately 8% annual growth in distributions for 2012 and 8-10% annual growth for 2013 and 2014. The MLP’s general partner, Williams Companies, Inc., also raised its 2012 estimates and now projects its 2012 dividend to be 55% higher than the full-year 2011 dividend. Williams Companies, Inc. announced plans to increase its dividend by 20% in both 2013 and 2014.

Ultimately, we think investors will stay focused on robust MLP distribution growth potential in this low yield environment. However, given that global risks abound, caution and stock selection continue to be warranted.

The Cushing® MLP Premier Fund ended the first half of the fiscal period with negative performance, primarily as a result of the volatility in May. For the six month period ended May 31, 2012, the Fund delivered a negative 2.54% total return versus total returns of 6.43% and 0.26% for the S&P 500 Index and The Cushing® 30 MLP Index, respectively. The Fund’s return also lagged its Lipper benchmark return, the Lipper Equity Income Funds Index, of 4.55%.

The largest individual contributors to the Fund’s performance were Plains All American Pipeline, L.P. (PAA) and Enterprise Products Partners, L.P. (EPD), primarily driven by investors’ movement to larger, more diversified companies. The largest detractors from the Fund’s performance were

Copano Energy, L.L.C. (CPNO) and E.V. Energy Partners, L.P. (EVEP). CPNO experienced operational difficulties and slowed its distribution growth estimates, while EVEP’s potential monetization of its Utica acreage has been delayed to the second half of 2012.

We remain positive on the longer-term outlook for MLPs. Projections for continued distribution growth remain strong, interest rates and inflation appear to be remaining at low levels and valuations are reasonable. We continue to monitor a variety of potential market influencers, including lackluster U.S. economic growth and Eurozone fiscal concerns, as well as unrest in the Middle East, which may have an impact on oil prices. Although natural gas prices remain low, there are recent signs that increased demand and less readily available supplies may change this trend.

Again, we appreciate your support. Thank you for your continued confidence.

Jerry V. Swank

Chairman, Chief Executive Officer and President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice. Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in MLPs, which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the schedule of investments for a complete list of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in

North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities.

It is not possible to invest directly in an index.

This report must be preceded or accompanied by a prospectus.

The Cushing MLP Premier Fund is distributed by Quasar Distributors, LLC.

The Cushing® MLP Premier Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (12/1/2011)	Ending Account Value (5/31/2012)	Expenses Paid During Period(1) (12/1/2011 to 5/31/2012)	Annualized Expense Ratio(2)
Class A Actual	$1,000.00	$980.50	$8.17	1.65%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32	1.65%
Class C Actual	$1,000.00	$977.20	$11.86	2.40%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.00	$12.08	2.40%
Class I Actual	$1,000.00	$981.50	$6.94	1.40%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06	1.40%

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/366 days (to reflect the period).

(2)	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® MLP Premier Fund

Allocation of Portfolio Assets (Unaudited)

May 31, 2012

(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies
(2)	Preferred Stock
(3)	Common Stock

The Cushing® MLP Premier Fund

Schedule of Investments (Unaudited)	May 31, 2012

COMMON STOCK — 0.6%(1)	Shares	Fair Value

Natural Gas Gathering/Processing — 0.6%(1)
United States — 0.6%(1)
Targa Resources Corp.	57,300	$2,540,682

Total Common Stock (Cost $2,558,891)		$2,540,682

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 88.1%(1)
Crude Oil/Natural Gas Production — 15.3%(1)
United States — 15.3%(1)
Breitburn Energy Partners, L.P.	685,800	$11,384,280
EV Energy Partners, L.P.	294,200	15,086,576
Linn Energy, LLC	512,900	18,223,337
LRR Energy, L.P.	220,700	3,197,943
Pacific Coast Oil Trust(3)	232,200	3,907,926
SandRidge Permian Trust	471,600	9,403,704

		61,203,766

Crude Oil/Refined Products Pipelines and Storage — 27.9%(1)
United States — 27.9%(1)
Buckeye Partners, L.P.	112,100	5,326,992
Enbridge Energy Partners, L.P.	455,400	13,315,896
Genesis Energy, L.P.	603,200	17,354,064
Kinder Morgan Management, LLC(4)	289,441	20,559,001
Magellan Midstream Partners, L.P.	259,900	17,883,719
NuStar Energy L.P.	308,800	16,122,448
Plains All American Pipeline, L.P.	273,600	21,485,808

		112,047,928

Natural Gas/Natural Gas Liquid Pipelines and Storage — 16.7%(1)
United States — 16.7%(1)
El Paso Pipeline Partners, L.P.	486,700	15,968,627
Energy Transfer Equity, L.P.	383,900	13,947,087
Enterprise Products Partners, L.P.	438,600	21,386,136
ONEOK Partners, L.P.	90,900	4,963,140
Williams Partners, L.P.	205,300	10,860,370

		67,125,360

Natural Gas Gathering/Processing — 25.7%(1)
United States — 25.7%(1)
Atlas Pipeline Partners, L.P.	455,000	13,650,000
Crosstex Energy, L.P.	980,300	15,282,877
DCP Midstream Partners, L.P.	360,700	14,186,331
MarkWest Energy Partners, L.P.	282,500	13,543,050
Regency Energy Partners, L.P.	713,800	15,360,976
Targa Resources Partners, L.P.	490,800	19,249,176
Western Gas Partners, L.P.	272,700	12,023,343

		103,295,753

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Schedule of Investments (Unaudited)	May 31, 2012 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value

Propane — 2.5%(1)
United States — 2.5%(1)
PetroLogistics, L.P.(3)	722,500	$10,115,000

Total Master Limited Partnerships and Related Companies (Cost $365,492,778)		$353,787,807

PREFERRED STOCK — 3.5%(1)
Crude Oil/Refined Products Pipelines and Storage — 1.0%(1)
United States — 1.0%(1)
Blueknight Energy Partners, L.P.	474,341	$4,031,899

Shipping — 2.5%(1)
Republic of the Marshall Islands — 2.5%(1)
Capital Product Partners, L.P.(5)	1,111,111	9,999,999

Total Preferred Stock (Cost $13,314,008)		$14,031,898

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 2.9%(1)
United States — 2.9%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	2,336,348	$2,336,348
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	2,336,348	2,336,348
Fidelity Money Market Portfolio — Institutional Class, 0.20%(2)	2,336,348	2,336,348
First American Government Obligations Fund — Class Z, 0.02%(2)	2,336,348	2,336,348
First American Treasury Obligations Fund — Class Z, 0.00%(2)	2,336,347	2,336,347

Total Short-Term Investments (Cost $11,681,739)		$11,681,739

TOTAL INVESTMENTS — 95.1%(1) (COST $393,047,416)		$382,042,126
Other Assets in Excess of Liabilities — 4.9%(1)		19,565,741

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$401,607,867

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of May 31, 2012.

(3)	No distribution or dividend was made during the period ended May 31, 2012. As such, it is classified as a non-income producing security as of May 31, 2012.

(4)	Security distributions are paid-in-kind.

(5)	Restricted security under Rule 144A.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2012

Assets
Investments at fair value (cost $393,047,416)	$382,042,126
Deferred tax asset	10,550,670
Receivable for Fund shares sold	7,291,145
Receivable for investments sold	5,451,207
Prepaid expenses	91,022
Dividends receivable	37,695
Interest receivable	993

Total assets	405,464,858

Liabilities
Payable for investments purchased	2,898,283
Payable to Adviser	359,248
Payable for Fund shares redeemed	301,325
Accrued expenses and other liabilities	298,135

Total liabilities	3,856,991

Net assets applicable to common stockholders	$401,607,867

Net Assets Applicable to Common Stockholders Consisting of
Additional paid-in capital	$419,314,183
Undistributed net investment loss, net of income taxes	(2,464,250)
Accumulated realized loss, net of income taxes	(8,418,787)
Net unrealized loss on investments, net of income taxes	(6,823,279)

Net assets applicable to common stockholders	$401,607,867

Unlimited shares authorized	Class A	Class C	Class I
Net assets	$206,504,371	$130,675,791	$64,427,705
Shares issued and outstanding	10,923,470	7,007,927	3,397,740
Net asset value, redemption price and minimum offering price per share	$18.90	$18.65	$18.96
Maximum offering price per share ($18.90/0.9425)	$20.05	NA	NA

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statement of Operations (Unaudited)

Period from December 1, 2011 through May 31, 2012

Investment Income
Distributions received from master limited partnerships	$9,569,849
Less: return of capital on distributions	(9,085,493)

Distribution income from master limited partnerships	484,356
Interest income	3,812
Other income	83

Total Investment Income	488,251

Expenses
Advisory fees	1,586,328
Transfer agent fees	106,101
Administrator fees	95,821
Professional fees	91,461
Trustees’ fees	58,303
Registration fees	50,960
Fund accounting fees	40,464
Reports to stockholders	25,071
Custodian fees and expenses	7,097
Insurance expense	776
12b-1 shareholder servicing fee — Class A	192,450
12b-1 shareholder servicing fee — Class C	449,913

Total Expenses	2,704,745
Less: expense reimbursement by Adviser, net	(43,420)

Net Expenses	2,661,325

Net Investment Loss, before Income Taxes	(2,173,074)
Deferred tax benefit	825,768

Net Investment Loss	(1,347,306)

Realized and Unrealized Loss on Investments
Net realized loss on investments, before income taxes	(10,009,549)
Deferred tax benefit	3,803,629

Net realized loss on investments	(6,205,920)

Net change in unrealized depreciation of investments, before income taxes	(16,793,427)
Deferred tax benefit	6,381,502

Net change in unrealized depreciation of investments	(10,411,925)

Net Realized and Unrealized Loss on Investments	(16,617,845)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(17,965,151)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statements of Changes in Net Assets

	Period From December 1, 2011 through May 31, 2012	Year Ended November 30, 2011
	(Unaudited)
Operations
Net investment loss	$(1,347,306)	$(623,014)
Net realized loss on investments	(6,205,920)	(2,212,842)
Net change in unrealized appreciation (depreciation) of investments	(10,411,925)	3,573,667

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(17,965,151)	737,811

Dividends and Distributions to Common Stockholders
Net investment income	(492,065)	—
Return of capital	(9,349,234)	(4,908,125)

Total dividends and distributions to common stockholders	(9,841,299)	(4,908,125)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	305,976,322	167,589,576
Distribution reinvestments	6,732,039	3,427,302
Payments for redemptions (net of redemption fees of $55,494 and $18,410, respectively)	(43,327,476)	(9,640,186)

Net increase in net assets applicable to common stockholders from capital share transactions	269,380,885	161,376,692

Total increase in net assets applicable to common stockholders	241,574,435	157,206,378
Net Assets
Beginning of period	160,033,432	2,827,054

End of period	$401,607,867	$160,033,432

Undistributed net investment loss at the end of the period, net of income taxes	$(2,464,250)	$(624,879)

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A

Financial Highlights

	Period From December 1, 2011 through May 31, 2012		Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.92		$20.28	$—
Public offering price	—		—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.08)		(0.14)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.28)		1.07	0.30

Total increase (decrease) from investment operations	(0.36)		0.93	0.28

Less Distributions to Common Stockholders:
Net investment income	(0.03)		—	—
Return of capital	(0.64)		(1.30)	—

Total distributions to common stockholders	(0.67)		(1.30)	—

Redemption Fees Retained(3)	0.01		0.01	—

Net Asset Value, end of period	$18.90		$19.92	$20.28

Total Investment Return	(1.95	)%(4)	4.55%	1.40	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A

Financial Highlights — (Continued)

	Period From December 1, 2011 through May 31, 2012		Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$206,504,371		$81,865,313	$696,702
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(5.96)%		3.29%	44.22%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(5.99)%		2.32%	5.52%
Ratio of expenses (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	1.68%		2.62%	40.35%
Ratio of expenses (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	1.65%		1.65%	1.65%
Ratio of net investment income (loss) (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	6.29%		(2.92)%	(44.02)%
Ratio of net investment income (loss) (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	6.32%		(1.95)%	(5.32)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(1.34)%		(2.26)%	(40.15)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(1.31)%		(1.29)%	(1.45)%
Portfolio turnover rate(7)	35.74	%(4)	72.32%	0.74	%(4)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2011 to May 31, 2012, the average shares outstanding were 7,670,912. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,591,086 for Class A. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 28,746 for Class A.

(4)	Not Annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the period from December 1, 2011 to May 31, 2012, the Fund accrued $11,010,899 in net deferred tax benefit, of which $5,877,593 is attributable to Class A. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $212,282 is attributable to Class A. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $2,596 is attributable to Class A.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C

Financial Highlights

	Period From December 1, 2011 through May 31, 2012		Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.73		$20.26	$—
Public offering price	—		—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.15)		(0.29)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.26)		1.06	0.30

Total increase (decrease) from investment operations	(0.41)		0.77	0.26

Less Distributions to Common Stockholders:
Net investment income	(0.03)		—	—
Return of capital	(0.64)		(1.30)	—

Total distributions to common stockholders	(0.67)		(1.30)	—

Redemption Fees Retained(3)	0.00	(4)	0.00 (4)	—

Net Asset Value, end of period	$18.65		$19.73	$20.26

Total Investment Return	(2.28	)%(5)	3.69%	1.30	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C

Financial Highlights — (Continued)

	Period From December 1, 2011 through May 31, 2012		Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$130,675,791		$50,320,805	$597,548
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(5.21)%		4.04%	44.97%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(5.24)%		3.07%	6.27%
Ratio of expenses (excluding net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	2.43%		3.37%	41.10%
Ratio of expenses (excluding net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	2.40%		2.40%	2.40%
Ratio of net investment income (loss) (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	5.54%		(3.67)%	(44.77)%
Ratio of net investment income (loss) (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	5.57%		(2.70)%	(6.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(2.09)%		(3.01)%	(40.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(2.06)%		(2.04)%	(2.20)%
Portfolio turnover rate(8)	35.74	%(5)	72.32%	0.74	%(5)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2011 to May 31, 2012, the average shares outstanding were 4,544,910 for Class C. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,113,805 for Class C. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 17,000 for Class C.

(4)	Amount is less than $0.01.

(5)	Not Annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the period from December 1, 2011 to May 31, 2012, the Fund accrued $11,010,899 in net deferred tax benefit, of which $3,435,190 is attributable to Class C. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $147,543 is attributable to Class C. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $1,536 is attributable to Class C.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I

Financial Highlights

	Period From December 1, 2011 through May 31, 2012		Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.96		$20.28	$—
Public offering price	—		—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.05)		(0.09)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.28)		1.07	0.30

Total increase (decrease) from investment operations	(0.33)		0.98	0.28

Less Distributions to Common Stockholders:
Net investment income	(0.03)		—	—
Return of capital	(0.64)		(1.30)	—

Total distributions to common stockholders	(0.67)		(1.30)	—

Redemption Fees Retained(3)	0.00	(4)	0.00 (4)	—

Net Asset Value, end of period	$18.96		$19.96	$20.28

Total Investment Return	(1.85	)%(5)	4.75%	1.40	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I

Financial Highlights — (Continued)

	Period From December 1, 2011 through May 31, 2012		Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$64,427,705		$27,847,314	$1,532,804
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(6.21)%		3.04%	43.97%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(6.24)%		2.07%	5.27%
Ratio of expenses (excluding net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	1.43%		2.37%	40.10%
Ratio of expenses (excluding net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	1.40%		1.40%	1.40%
Ratio of net investment income (loss) (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	6.54%		(2.67)%	(43.77)%
Ratio of net investment income (loss) (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	6.57%		(1.70)%	(5.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(1.09)%		(2.01)%	(39.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(1.06)%		(1.04)%	(1.20)%
Portfolio turnover rate(8)	35.74	%(5)	72.32%	0.74	%(5)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2011 to May 31, 2012, the average shares outstanding were 2,213,256 for Class I. For the fiscal year ended November 30, 2011, the average shares outstanding were 689,489 for Class I. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 41,124 for Class I.

(4)	Amount is less than $0.01.

(5)	Not Annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the period from December 1, 2011 to May 31, 2012, the Fund accrued $11,010,899 in net deferred tax benefit, of which $1,698,116 is attributable to Class I. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $92,540 is attributable to Class I. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $3,732 is attributable to Class I.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Notes to Financial Statements (Unaudited)

May 31, 2012

1.    Organization

The Cushing® MLP Premier Fund (the “Fund”) is a series of the Cushing MLP Funds Trust (the “Trust”), an open-end investment company organized on May 27, 2010 as a statutory trust under the laws of the state of Delaware. The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on October 20, 2010.

The Fund offers three classes of shares, Class A, Class C, and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% contingent deferred sales charge. Class C shares do not convert to Class A shares of the Fund. Class I shares have no sales charge.

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Cushing® MLP Asset Management, LP (the “Adviser”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. There were no securities sold short as of or for the period ended May 31, 2012.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended May 31, 2012, the Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on an accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders were recorded on each ex-dividend date. The character of dividends and distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2012, the Fund’s dividends and distributions were expected to be comprised of 95 percent return of capital and 5 percent of ordinary income. The tax character of distributions paid for the period ended May 31, 2012 will be determined in early 2013.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of May 31, 2012, the Fund’s federal tax returns since inception remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.10% of the average daily value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund.

The Adviser has agreed to waive a portion of its management fee and reimburse Fund expenses, until at least April 1, 2013, such that fund operating expenses (exclusive of any front-end load, contingent deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such waiver and reimbursement may not be terminated without the consent of the Board of Trustees prior to April 1, 2013 and may be modified or terminated by the Adviser at any time after April 1, 2013. For the period ended May 31, 2012, the Adviser earned $1,586,328 in advisory fees and waived fees and reimbursed Fund expenses in the amount of $52,610 and recouped previously waived expenses in the amount of $9,190. Waived fees and reimbursed Fund expenses, including prior period expenses, are subject to potential recovery by year of expiration. The Adviser’s waived fees and the Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Year of Expiration
November 30, 2013	$131,646
November 30, 2014	660,867
November 30, 2015	52,610

$845,123

The Fund has not recorded a liability for potential reimbursement on May 31, 2012, due to the current assessment that a reimbursement is unlikely.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $300,000,000 of the Fund’s average daily net assets, 0.07% on the next $500,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC also serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2012 are as follows:

Deferred tax assets:
Net operating loss carryforward	$2,786,428
Capital loss carryforward	6,083,158
Net unrealized depreciation on investments in securities	1,681,084

Total deferred tax assets	10,550,670
Less Deferred tax liabilities:	—

Net deferred tax expense	$10,550,670

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2010	$3,330	November 30, 2030
November 30, 2011	516,707	November 30, 2031
November 30, 2012	6,815,998	November 30, 2032

Total	$7,336,035

Fiscal Year Ended Capital Loss
November 30, 2011	$4,367,276	November 30, 2016
November 30, 2012	11,641,035	November 30, 2017

Total	$16,008,311

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2016. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2012, as follows:

Application of statutory income tax rate	$(9,673,543)
State income taxes (net of federal benefit)	(1,337,356)

Total tax expense / (benefit)	$(11,010,899)

At May 31, 2012, the tax cost basis of investments was $369,672,322 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,537,046
Gross unrealized depreciation	(17,960,669)

Net unrealized depreciation	$(4,423,623)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$2,540,682	$2,540,682	$—	$—
Master Limited Partnerships and Related Companies(a)	353,787,807	353,787,807	—	—
Preferred Stock(a)	14,031,898	4,031,899	9,999,999	—

Total Equity Securities	370,360,387	360,360,388	9,999,999	—

Other
Short-Term Investments	11,681,739	11,681,739	—	—

Total Other	11,681,739	11,681,739	—	—

Total	$382,042,126	$372,042,127	$9,999,999	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2012.

There were no transfers between any levels during the period ended May 31, 2012.

7.    Investment Transactions

For the period from December 1, 2011 to May 31, 2012, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $352,227,601 and $97,957,814 (excluding short-term securities), respectively.

8.    Common Stock

Transactions of shares of the Fund were as follows:

	Period From December 1, 2011 through May 31, 2012		Year Ended November 30, 2011
Class A Shares	Amount	Shares	Amount	Shares
Sold	$165,297,771	8,124,188	$86,563,607	4,261,767
Dividends Reinvested	3,739,904	185,192	1,689,338	83,178
Redeemed (net of redemption fees of $44,663 and $13,870, respectively)	(29,794,331)	(1,495,552)	(5,356,921)	(269,654)

Net Increase	$139,243,344	6,813,828	$82,896,024	4,075,291

Class C Shares
Sold	$90,309,407	4,503,178	$51,378,878	2,523,549
Dividends Reinvested	2,075,238	103,978	1,248,322	61,935
Redeemed (net of redemption fees of $5,737 and $2,242, respectively)	(2,977,572)	(149,179)	(1,269,092)	(65,025)

Net Increase	$89,407,073	4,457,977	$51,358,108	2,520,459

Class I Shares
Sold	$50,369,144	2,481,862	$29,647,091	1,445,635
Dividends Reinvested	916,897	45,326	489,642	23,979
Redeemed (net of redemption fees of $5,094 and $2,298, respectively)	(10,555,573)	(524,711)	(3,014,173)	(149,915)

Net Increase	$40,730,468	2,002,477	$27,122,560	1,319,699

(1)	Commencement of Operations

9.    Subsequent Events

The Fund declared a distribution of $0.335 per share payable on July 23, 2012 to shareholders of record on July 19, 2012.

The Cushing® MLP Premier Fund

Additional Information (Unaudited)

May 31, 2012

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2012, the aggregate compensation paid by the Fund to the independent trustees was $52,500. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386), on the Fund’s Web site at www.cushingfunds.com, and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386) and on the Fund’s Web site at www.cushingfunds.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.

Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-965-7386 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

The Cushing® MLP Premier Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

OFFICERS

Jerry V. Swank

Chief Executive Officer and President

Daniel L. Spears

Executive Vice President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and

Secretary

Elizabeth F. Toudouze

Executive Vice President

J. Parker Roy

Vice President

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

THE CUSHING® MLP PREMIER FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cushing Funds Trust

By (Signature and Title)	/s/ JERRY V. SWANK
Jerry V. Swank, President & Chief Executive Officer

Date 8/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ JERRY V. SWANK
Jerry V. Swank, President & Chief Executive Officer

Date 8/6/12

By (Signature and Title)	/s/ JOHN H. ALBAN
John H. Alban, Treasurer & Chief Financial Officer

Date 8/6/12

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